UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 27, 2013

Jiu Feng Investment Hong Kong Ltd
(Exact name of registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2293 Hong Qiao Rd, Shanghai China, 200336
(Address of principal executive offices)

+86 21 64748888 +86 21 64748888 FREE
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 27, 2013, Jiu Feng Investment Hong Kong Ltd. (the “Company”), issued a press release announcing the change of their ticker symbol from “LBYV” to “JFIL”. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release issued January 27, 2013, issued by Jiu Feng Investment Hong Kong Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jiu Feng Investment Hong Kong Ltd, a Nevada Corporation

Dated: January 28, 2013	By:	/s/ Yan Li
Yan Li
President and Director